UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 10, 2018

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On October 10, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, 32,455,074 shares of common stock, par value $1.00 per share, or 92.62% of the 35,039,588 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.  Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s proxy statement filed on August 31, 2018, and the final voting results on each such matter.

Proposal 1:                                   Election of Directors.

The stockholders elected each of the Company’s four Class I director nominees for a three-year term expiring at the 2021 annual meeting, as reflected in the following voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
ANTHONY K. ANDERSON	29,988,869	357,381	7,745	2,101,079
MICHAEL R. BOYCE	29,898,802	447,438	7,755	2,101,079
DAVID P. STORCH	28,688,576	1,657,416	8,033	2,101,079
JENNIFER L. VOGEL	30,205,183	142,434	6,378	2,101,079

The continuing directors of the Company are Norman R. Bobins, James E. Goodwin, John M. Holmes, Patrick J. Kelly, Duncan J. McNabb, Peter Pace, Ronald B. Woodard and Marc J. Walfish.

Proposal 2:                                   Advisory Resolution to Approve our Fiscal 2018 Executive Compensation.

The stockholders approved the Advisory Resolution to approve our Fiscal 2018 Executive Compensation, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Votes
29,515,981	817,093	20,921	2,101,079

Proposal 3:                                   Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019, as reflected in the following voting results:

For	Against	Abstain
31,838,780	600,038	16,256

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2018

AAR CORP.

	By:	/s/ ROBERT J. REGAN
Robert J. Regan
Vice President, General Counsel and Secretary